UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2019

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Named Executive Officer

In connection with a larger operating structure simplification, after 14 years of service, Diederik Karsten, our Executive Vice President and Chief Commercial Officer, will be leaving Liberty Global on July 1, 2019. On January 15, 2019, Mr. Karsten and Liberty Global B.V., one of our wholly-owned subsidiaries (the “Company”), entered into a Settlement Agreement (the “Agreement”) with terms consistent with our Dutch legal framework (the Social Policy Liberty Global B.V. adopted in July 1, 2018 for our Netherlands employees), as applicable to a senior officer.  The Agreement provides, among other things, for:

•	Standard Dutch legal framework exit provisions given 14 years of service;

•	Mr. Karsten will be available for consultation until his departure date; salary and benefits continue during this transition period;

•
Upon his departure date, based on years of service, multiple of salary and average bonus, he will receive a payment in the amount of €3,560,494 ($4,083,531) and will obtain one year of accelerated vesting of his share appreciation rights;

•
Mr. Karsten will vest in equity performance awards currently outstanding concerning performance periods in which he was employed, subject to proration and individual and company performance; he will not be eligible for equity awards granted in calendar year 2019;

•
Mr. Karsten is entitled, based upon years of service, to exercise his vested stock appreciation rights for a period of two years from his departure date; however, as part of the overall agreement, he waived the second year of this benefit in exchange for a payment in the amount of $1,250,000; and

•	Mr. Karsten will no longer hold any officer positions as of the date of the Agreement.

The terms of the Agreement were approved by the Compensation Committee of our Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Exhibit Name

99.1         Press release dated January 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 15, 2019